SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 0)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[ X ] Definitive Proxy Statement

[   ] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

SONORAN ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

SONORAN ENERGY, INC.

14180 N. Dallas Parkway, Suite 400

Dallas, Texas 85226

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2007

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Sonoran Energy, Inc., a Washington corporation (the "Company"), will be held on May 16, 2007 at 10:00 a.m. local time at 14180 N. Dallas Parkway, Suite 400, Dallas, Texas 85226 (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1.    To elect Seven (7) Directors to the Company's Board of Directors, each to serve a staggered term as outlined in the bylaws and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: Mehdi Varzi, Charles Waterman, Robert M. King, Brad Farrow, Brian Rafferty, Frank Smith and Khaldoun Awamleh;  Peter Ostenfeld-Rosenthal is not up for election at this Annual Meeting as he was elected as a Class III Director in 2004.

     2.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on April 10, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on April 10, 2007 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended April 30, 2006, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.  The accompanying 10-KSB does not include the exhibits which may be viewed online at www.sec.gov or will be provided upon request.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              /s/ Peter Rosenthal

                                                                              PETER ROSENTHAL

                                                                              Chairman and Chief Executive Officer

Dallas, Texas

April 4, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

SONORAN ENERGY, INC.

 14180 N. Dallas Parkway, Suite 400

Dallas, Texas 85226

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2007

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SONORAN ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on May 16, 2007 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at  14180 N. Dallas Parkway, Suite 400, Dallas, Texas 85226. The Company's telephone number is (214) 389-3480.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended April 30, 2006 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about April 14, 2007. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended April 30, 2006, as filed with the Securities and Exchange Commission. Please contact the Company at  14180 N. Dallas Parkway, Suite 400, Dallas, Texas 85226, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on April 10, 2007 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, April 10, 2007, 116,845,092 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted (i) FOR the election of Directors as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the adoption of the Stock Option Plan, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock	Robert M. King	0	0.00%
Common Stock	Brad Farrow	932,222	0.80%
Common Stock	Bill McFie	2,629,441	2.25%
Common Stock	Khaldoun Awamleh	1,300,000	1.11%
Common Stock	Frank Smith	530,939	0.40%
Common Stock	Cubus APS	30,000,000	25.68%
Common Stock	Mehdi Varzi	250,000	0.21%
Common Stock	Charles Waterman	250,000	0.21%
Common Stock	Peter Rosenthal	2,968,200	2.54%
Common Stock	Current Directors and Officers as a Group	8,860,802	7.58%
	Total	38,860,802	33.24%

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than nine (9) members. The Company's Board currently has Seven (7) members. The Company's management recommends the Seven (7) Directors listed below which would create a Board with a total of eight (8) members. Peter Ostenfeld-Rosenthal is not up for election as was elected as a Class III director in 2004 and, as such, has one more year to serve on the Board. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the Seven (7) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The term of office of each person elected as a Director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name	Age	Current Position/Office	Position Held Since	Class
Brian Rafferty	49	Director		2
Khaldoun Awamleh	47	Director	2005	2
Robert M. King	45	Director	2006	2
Brad Farrow	50	Director	2006	2
Mehdi Varzi	60	Director	2003	2
Charles Waterman	67	Director	2003	2
Frank Smith	60	President/CFO/Director	2006	2

KHALDOUN AWAMLEH, DIRECTOR

From 1992 to 2001, Mr. Awamleh was owner and General Manager of Arab Infotech Center, a computer hardware and software company. From 2001 to 2002, Mr. Awamleh served as Chairman of Jordan Aviation, a charter airplane company. Mr. Awamleh currently serves on the board of directors of five companies, including Sonoran Energy, Inc. Mr. Awamleh began serving as a director and partner of Axiolog, an e-logisitic company, in 1999. In 2004, Mr. Awamleh began serving as a director of Allied Soft, a software company, and Cyber City, a qualified industrial zone. Mr. Awamleh also serves as Chief Executive Officer of Cyber City. Also in 2004, Mr. Awamleh began serving as a director for Dibah Construction Company. Mr. Awamleh also owns Al Jawarah Hotal Suites in the United Arab Emirates and is a Partner in the Arab American University in Jenin - West Bank.

BRAD FARROW, DIRECTOR

Since 1985, Brad Farrow has led implementations for RLG International clients throughout North America and Western Europe. He introduced RLG's TMP® process (Theoretical Maximum Performance) to the drilling industry in 1996 and has helped to establish RLG as the consultant of choice for offshore performance coaching. Brad spent six years leading RLG's European Operations from Scotland. His current role as a Managing Director includes overseeing the European Operations and directing RLG's international and offshore oil and gas portfolio. Additionally, he is a director of Technical Limit Services Ltd., a performance coaching organization specializing in offshore drilling operations.

Mr. Farrow holds a Bachelor of Science degree from Concordia University in Montreal and an MBA from the University of Western Ontario. He joined the Board of Sonoran Energy, Inc on June 27, 2006.

ROBERT M. KING, DIRECTOR

Robert M. King is a strategic financial executive who has spent most of his career involved with the oil and gas industry, first as a banker, managing lending and corporate finance relationships with diversified energy companies, then as a senior financial officer of two different independent oil and gas companies, and finally as Co-Founder and Managing Director of a private equity group focused on natural gas development opportunities.

Mr. King was the Senior VP and Chief Financial Officer of Nuevo Energy Company from 1996 through 2001. From 2002 to September 2004, he was co-founder and Managing Director of Red Oak Capital Management, LLC, a private firm which raises capital for development drilling projects and provides other similar advisory services for small oil and gas companies.

Mr. King lives in Houston, Texas, where he has been involved in the management of a major nonprofit human services organization since 2004.  He joined the Board on July 18, 2006.

MEHDI VARZI, DIRECTOR

Mr. Varzi established Varzi Energy as an independent oil and gas consultancy in June 2001 after a 33-year career spanning oil, diplomacy and international finance. From 1982 - 2001, Mr. Varzi worked in the City of London, first as an oil consultant, specializing in OPEC and international oil market developments from 1982-1986 with stockbrokers Grieveson Grant; then as a Director of Energy Research with Kleinwort Benson (1986-1995), and then in the same position with Dresdner Kleinwort Wasserstein (1995-2001), retiring as Managing Director of Energy Research in 2001. From 1972-1981, Mr. Varzi served in the Iranian Ministry of Foreign Affairs, and was posted to the Iranian Embassy in Ankara from 1977-1981. From 1968-1972, Mr. Varzi served as a Senior Analyst in the International Affairs Section of the National Iranian Oil Company. Mr. Varzi regularly conducts briefings on world oil issues for private and state oil and gas companies and is currently involved in a number of oil and gas projects in the Middle East.

BRIAN RAFFERTY, DIRECTOR

Born in Washington, DC, and raised mainly in the Philippines and Thailand, while earning his B.A. in philosophy at Georgetown University, Mr. Rafferty served as the personal assistant to Thomas Corcoran, a major figure on the DC lobbying and international relations landscape for almost five decades.

In 1980, Mr. Rafferty began his career in cross-border investor relations at Ogilvie, Taylor Associates, Inc., a financial communications firm specializing in representing non-US companies and trade associations.  In 1982, Mr. Rafferty co-founded Taylor Rafferty, which, for over two decades, has specialized in assisting international companies to build cross-border shareholdings and global capital markets capabilities.  In 2005, Taylor Rafferty was acquired by Shanghai-based, Tokyo Stock Exchange-listed Xinhua Finance.  With 75 employees and offices in New York, London, Tokyo, Seoul, Shanghai, Beijing and Hong Kong, Taylor Rafferty is a leader in cross-border capital markets communications.

Taylor Rafferty is retained by over 60 companies from the US, Europe, Asia, South America and Africa.  Its clients represent some $750 billion in equity market value with an average market capitalization of over $10 billion.  Mr. Rafferty has assisted non-US clients in virtually every type of international capital markets activity.  Client work includes programs to grow US investment in non-US companies to majority status, ground-breaking cross-border acquisitions, privatizations, public-to-private transactions, defense work for non-US companies with significant US holdings, and development of US retail shareholdings.

Rafferty is a member of the National Investor Relations Institute (NIRI), the Association for Investment Management and Research (AIMR), the NY Society of Securities Analysts (NYSSA), and is regularly consulted for articles in the international business press on international investing, ADRs, and regulatory and market issues in connection with US listings and capital markets opportunities.  He has been quoted in the Financial Times, Wall Street Journal, CFO Magazine and profiled in leading non-US financial media, including recently in Japan, Germany, South Africa, Denmark and the Netherlands.  Rafferty has lectured on the global capital markets and investor relations in many of the world’s financial centers, including New York, London, Tokyo, Dublin and Johannesburg.

He is the Chairman of the Floyd Fairness Fund, an advocacy group supporting 2006 Tour de France Champion Floyd Landis against unsubstantiated doping allegations, serves on the boards of directors of Project Rebirth, a ten-year documentary project to chronicle the recovery of the World Trade Center site and the lives of ten people traumatically affected by the 9/11 attacks, and Tulchan Communications, one of the UK’s leading financial communications firms.  A private pilot, Rafferty is also a top nationally-ranked masters cyclist.  He lives with his wife and three daughters in Westchester County, New York.

CHARLES WATERMAN, DIRECTOR

Mr. Waterman is the Chief Executive Officer and founding member of Jefferson Waterman International, a Washington, DC-based consultancy that advises clients on political, economic and military trends worldwide. Waterman has held several leading positions within the U.S. Central Intelligence Agency and as National Intelligence Officer in the Middle East (1963 to 1985), Mr. Waterman coordinated the intelligence input to policy deliberations in the Near East and South Asia. As a member of the Foreign Service, he spent many years living and working overseas in Kuwait, Cairo, Beirut, Amman and Jiddah. A recognized expert in the Middle East and the former Soviet Union, Mr. Waterman has extensive knowledge of the defense and petroleum industries, and has published extensively in foreign affairs journals.

FRANK T. SMITH, PRESIDENT/CFO/DIRECTOR

From July 1, 2006 to the present, Mr. Smith has been serving as the Company's Executive Vice-President and Chief Financial Officer.  From 2004 to June 30, 2006, Mr. Smith served as Senior Vice-President/Finance and Corporate Secretary for Remington Oil and Gas Corporation in Dallas, Texas.  From 1997 through 2003, Mr. Smith served as Executive Vice-President and Manager of Energy Lending for the Bank of Texas, N.A. in Dallas, Texas.  Prior to Mr. Smith's time with the Bank of Texas, he spent seven years at The First National Bank of Boston, serving as Vice-President, Asset Recovery Director and then as Director, Energy and Utilities Division.  Mr. Smith also served as Executive Vice-President of Texas Commerce Bank and as Vice-President and Divisional Manager, Houston Regional for Continental Illinois National Bank & Trust Co.  Mr. Smith earned his B.S. and M.Ed. degrees from the University of Delaware and an M.B.A., Corporate Finance and Banking, from The Wharton School at the University of Pennsylvania.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending April 30, 2006, the Board of Directors held a total of 5 meetings and approved 43 Actions by Written Consent. During that time, no incumbent Director attended fewer than 100% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There are currently 4 committees of the Board of Directors:

Committees	Charles Waterman	Khaldoun Awamleh	Brad Farrow	Mehdi Varzi	Robert King	Frank Smith	Peter Rosenthal

Governance & Nominating	Chairman		Member	Member

Compensation		Member	Chairman		Member

Audit			Member	Member	Chairman

Strategic Planning & International Relations	Member	Member		Chairman

The functions of the Audit, Governance & Nominating and Compensation Committees are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company; and (iv) to nominate individuals for election as directors during the Company's annual meetings.

Audit Committee Financial Expert

Robert King, Brad Farrow and Mehdi Varzi serve as the Company's Audit Committee effective November 9, 2006.  As of April 30, 2006, our Board of Directors acted as the audit committee financial expert as that term is defined in Item 401(e)(2) of Regulation S-B.  Robert King is an independent financial expert currently serves as the audit committee financial expert and he is an independent director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons beneficially owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to April 30, 2005, to determine whether all of their reportable transactions in the Company's common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that there were a number of holdings and transactions that were not timely reported and the Company has undertaken to assist the subject persons to file the necessary forms. The Company has also developed new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

Based solely on copies of such forms furnished as provided above, to the Company's knowledge all reports required under Section 16(a) during the most recent fiscal year or prior years, except that none of the newly appointed/elected members of the Board of Directors has filed a Form 3.  These reports are intended to be filed as soon as possible.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of Sonoran's Chief Executive Officer and the other executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended April 30, 2006 (collectively, the "named executive officers"), and for the fiscal years ending April 30, 2005 and 2004, the Company's most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Restricted Stock	Options	All Other Compensation

Peter Rosenthal	2006	$350,000(4)	0	$165,596	1,200,000	0	0
Director/CEO/President	2005	$350,000(3)	0	$180,000	1,050,000	1,500,000	0
	2004	n/a	n/a	n/a	n/a	n/a	n/a

Paul Bristol	2006	n/a	n/a	n/a	n/a	n/a	n/a
Former CEO	2005	n/a	n/a	n/a	n/a	n/a	n/a
	2004	$46,849(1)	$600,000	0	0	0	0

Rasheed M. Rafidi	2006	$166,667(4)	0	112,000	1,149,999	0	0
CFO	2005	$208,334(3)	0	45,000	400,000	1,500,000	0
	2004	n/a	n/a	n/a	n/a	n/a	n/a

Ala Amine Nuseibeh	2006	$218,750(4)	0	47,250	1,200,000	0	0
Vice-President	2005	$208,334(3)	0	45,000	400,000	1,500,000	0
	2003	n/a	n/a	n/a	n/a	n/a	n/a

David Mackertich	2006	$158,363(4)	0	0	752,120	0	0
Vice-President	2005	$188,501(3)	0	0	350,000	1,000,000	0

	2004	n/a	n/a	n/a	n/a	n/a	n/a

Bill McFie	2006	$250,000(4)	0	18,000	1,000,000	0	0
Vice-President	2005	$250,000(3)	0	0	350,000	1,000,000	0
	2004	n/a	n/a	n/a	n/a	n/a	n/a

Jack Hodgson	2006	$85,100	0	0	0	0	0
Interim CFO	2005	n/a	n/a	n/a	n/a	n/a	n/a
	2004	n/a	n/a	n/a	n/a	n/a	n/a

John Punzo	2006	0	0	n/a	0	0	0
Former CEO	2005	0	0	n/a	0	0	0
	2004	$120,000(1)	0	180,000(1)(2)	2,500	1,500,000	0

(1) Payment was part debt and part cash.

(2) Severance pay of 18 months

(3) Salaries for 2005 were all accrued as debt

(4) Salaries up to and including July 2006 were paid thru converting 70 % of the balances owing from April 30, 2004 and to July 31, 2005 to stock at a price of $.55 per share. Salaries for August through December were paid by half cash and half converted to stock.  For January to April 2006, salaries plus 1/12 of the balance owing from July 2005 were paid in cash except for the CEO who took less cash and left his balance owing. Mr. Rafidi, Mr. Nuseibeh and Mr. Hodgson have resigned their positions with the Company.

OPTION GRANTS IN FISCAL YEAR 2006

Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2006	Exercise Price Per Share	Expiration Date

nil	nil	nil	nil	nil

          The following table provides the specified information concerning unexercised options held as of April 30, 2006, by the persons named in the Summary

          Compensation Table:

			Number of Securities Underlying Options at 4/30/06		Value of Unexercised in the Money Options at 4/30/06
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter Rosenthal	n/a
Rasheed Rafidi	n/a
Charles Waterman	n/a
Christopher Pitman	n/a
Mehdi Varzi	n/a
Ala Nuseibeh	n/a

T

        EMPLOYMENT AGREEMENTS

    The company has formalized employment agreements with its executive officers and the salaries shown above are the negotiated agreements with each of the respective officers, and, as of January 31, 2007, those salaries have been temporarily reduced as part of a cost reduction plan.  The salaries will be reviewed by the Board of Directors Compensation Committee during 2007.

CERTAIN TRANSACTIONS

There were no transactions with affiliates during the year ended April 30, 2006.

During the year ended April 30, 2005, a party related to one of the officers of the Company lent Sonoran $100,000 repayable August 5, 2005 with an interest rate of 12%. The loan and interest were repaid as of April 30, 2006.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2007 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on April 30, 2007, together with written notice of the shareholder's intention to present a proposal for action at the 2007 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2007 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                               By Order of the Board of Directors

                                                               /s/ Peter Rosenthal

                                                               PETER ROSENTHAL

                                                               Chairman and Chief Executive Officer

Dallas, Texas

April 4, 2007

PROXY

SONORAN ENERGY, INC.

 14180 N. Dallas Parkway, Suite 400

Dallas, Texas 85226

PROXY FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SONORAN ENERGY, INC., a Washington corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 4, 2007, and revoking all prior proxies, hereby appoints PETER OSTENFELD-ROSENTHAL, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2007 Annual Meeting of Shareholders of SONORAN ENERGY, INC., to be held on May 16, 2007, at 10:00 a.m. local time, at 14180 N. Dallas Parkway, Suite 400, Dallas, Texas 85226 and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director (except as marked below):

         NOMINEES: Mehdi Varzi, Charles Waterman, Robert M. King, Brad Farrow, Brian Rafferty, Frank Smith and Khaldoun Awamleh.

          [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________ ___________________________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________